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                                                                    EXHIBIT 4.01


NUMBER                     alladvantage.com (Logo)                SHARES

 ALL
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                         SEE REVERSE FOR CERTAIN DEFINITIONS
                                               CUSIP 016708 10 9

This Certifies that


is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                            ALL ADVANTAGE.COM INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

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
/s/ David W. Johnson          [AllAdvantage.com Inc.                   /s/James R. Jorgensen
      SECRETARY                   Corporate Seal]          PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN
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          COUNTERSIGNED AND REGISTERED:
               CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         TRANSFER AGENT AND REGISTRAR
          BY:

                          AUTHORIZED SIGNATURE

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          The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM   -    as tenants in common                              UNIF GIFT MIN ACT- _____________   Custodian______
TEN ENT   -    as tenants by the entireties                                            (Cust)               (Minor)
JT TEN    -    as joint tenants with right of                                      under Uniform Gifts to Minors
               survivorship and not as tenants                                     Act ____________________________
               in common                                                                       (State)

                                                                 UNIF TRF MIN ACT- ___________ Custodian (until age__)
                                                                                      (Cust)
                                                                                   ___________ under Uniform Transfers
                                                                                     (Minor)
                                                                                   to Minors Act _____________________
                                                                                                         (State)

                 Additional abbreviations may also be used though not in the above list.

          For Value Received, _____________________________  hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------
------------------------------------

_______________________________________________________________________________________________________________________
                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ____________________

                            X ________________________________________________________________________________________

                            X ________________________________________________________________________________________
                     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                              OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                              WHATEVER.
Signature(s) Guaranteed

By ___________________________________________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.
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